                        Supplement dated August 24, 2000
                        To Prospectus dated June 21, 2000
                   For GE Life and Annuity Separate Account 4
                                   P1154 4/00

  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus:

Expense Table, Portfolio Annual Expenses (page 7)

The following expense numbers are modified:

AIM Variable Insurance Funds

                            Management Fees                              Other
                              (after fee                            Expenses (after        Total
                              waiver, as       12b-1     Service   reimbursement, as      Annual
Portfolio                     applicable)      Fees*      Fees         applicable        Expenses

----------------------------------------------------------------------------------------------------
  AIM V.I. Value Fund                   0.61         -          -                0.15           0.76
----------------------------------------------------------------------------------------------------


The Separate Account, Subaccounts (page 30)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursuing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.

The Contract, Ownership (page 41)

The following is added in the second paragraph after the first sentence:

     Unless state law requires us to allow non-spousal joint owners, you may name only your spouse as joint owner.

Transfers, Transfers Before the Annuity Commencement Date (page 43)

First paragraph, prior to the last sentence the following is added:

     For this reason, there may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccount of the Separate Account or the Guarantee Account.

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Transfers (page 44)

The following section is added after Transfers by Third Parties:

ON LINE TRANSFERS

     We permit certain transactions to be performed through an electronic process using the Internet (including transfers). We may be liable for losses resulting from unauthorized or fraudulent electronic transactions if we fail to employ reasonable procedures to confirm that the electronic instructions that we receive our genuine. Therefore, we will employ means to prevent unauthorized or fraudulent electronic requests, such as sending written confirmation, retaining a record of electronic requests, and/or requesting other identifying information. Unless you notify us in writing not to authorize electronic transactions, such transaction will also be accepted on your behalf from your registered representative. We reserve the right to limit electronic transactions.

     To request an electronic transaction, you should go to the Universal Resource Locator ("URL") established for such purposes, http://GEFinancialService.com. We will execute transfer requests received before the close of regular trading on the New York Stock Exchange on a Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.


The Death Benefit, Optional Death Benefit (page 51)

In the fourth paragraph, delete the second sentence and replace with the following:

     In addition, to be eligible for this rider, the annuitant cannot be older than age 75 at the time of issue, unless we approve a different age.


 This Supplement should be retained with your Prospectus for future reference.


                       Customer Service Line: 800-352-9910


                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230

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